SECURITY AGREEMENT
    (Broadband Personal Communications Service, C Block: Auction Event No. 5)

License No. PBB030C

This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between PERSONAL COMMUNICATIONS NETWORK, INC., a corporation ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                   WITNESSETH

WHEREAS, Debtor has submitted the highest accepted bid for license number PBB030C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

      WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

      WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

      WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

      WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

      NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

      1. Pledge and Assignment of Collateral for Obligations Under Note. Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

      2. Interest of Commission. It is understood and acknowledged by Debtor that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party. Nothing set forth herein shall preclude the Debtor from granting to other parties a subordinated security interest limited to a subordinated interest in the proceeds arising from an authorized assignment or transfer of the License to a third party (hereinafter a "Subordinated Security Interest"), provided however that any such Subordinated Security Interest shall be subordinated to and in no way inconsistent with the Commission's first security interest in the Collateral, including but not limited to the proceeds of any disposition of the License, and further provided that said Subordinated Security Interest shall not survive if the License is rescinded, cancelled, or revoked by regulatory action of the Commission for violation of the terms and conditions of the License, including but not limited to regulatory action upon a default under this Agreement pursuant to 47 C.F.R. ss. 1.2110. The Debtor shall provide to the Commission upon request the name and address of any party with a Subordinated Security Interest in the proceeds of any disposition of the License, and a copy of any documents setting forth such a Subordinated Security Interest.

      3. Compliance with Commission Orders and Regulations. Nothing in this Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

      4. Representations and Warranties of Debtor. Debtor represents and warrants to the Commission as follows:

            (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

            (b) It is a duly organized corporation, existing in good standing under the laws of Delaware and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 10 Plog Road, Fairfield, NJ 07004.

            (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

            (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral that would give any other person any right or interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, and that no person has an a secured interest that is or will be in any way inconsistent with the rights of the Commission herein as the first secured party or the terms of this Agreement.

            (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

            (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

      (g) Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein that would give said any other person a right or any interest in the Collateral, or any portion thereof, except that Debtor may permit a third party to file a Subordinated Security Interest, as defined herein, so long as said Subordinated Security Interest, is not in any way inconsistent with the terms of this Agreement and the rights of the Commission herein as the first secured party. Debtor will promptly notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein that would give any other person a right or any interest in the Collateral not subordinated to the rights of the Commission herein as the first secured party, or that is in any way inconsistent with the terms of this Agreement.

5. Covenants of Debtor. Debtor hereby covenants and agrees as follows:

      (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

      (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

      (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would give any other person a right or any interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, provided that such Subordinated Security Agreement is not inconsistent with the terms of this Agreement and interest of the Commission as the first secured party.

      (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

      (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

      6. Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

      7. Event of Default. Debtor shall be in default under this Agreement if an Event of Default (as defined in the Note) has occurred.

      8. Remedies. If an Event of Default shall occur, the Commission shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

            (a) the License shall be automatically canceled pursuant to 47 C.F.R. ss. 1.2110;

            (b) all Obligations secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

            (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

            (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

            (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

            (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

            (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

            (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

            (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

            (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

      9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. No Waiver; Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      11. Compliance With Other Applicable Orders and Regulations. Debtor recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

      13. Successors, Assigns, Designated Agents. Subject to the provisions of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

      14. Singular and Plural. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

      15. Financing Statements. To the extent permitted by applicable law, Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

      16. Indemnification. Debtor hereby agrees to defend, indemnify and hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

      17. Notices. All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given, made or served on the earliest of (I) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:     Mr. Les Winder
                  Personal Communications Network, Inc.
                  c/o Electronics Communications Corporation
                  10 Plog Road
                  Fairfield, NJ  07004

As to the Commission:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


      DEBTOR:                PERSONAL COMMUNICATIONS NETWORK, INC.

        Date: 12/12/96       By: /s/ Les Winder
                                 ----------------------------------

                             Its: Executive Vice President
                                 ----------------------------------

      FEDERAL COMMUNICATIONS COMMISSION

        Date:                By:
              ----------         ----------------------------------

                             Its: Associate Managing Director for Operations (or
                                  Designee)

                               SECURITY AGREEMENT
    (Broadband Personal Communications Service, C Block: Auction Event No. 5)

License No. PBB063C

This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between PERSONAL COMMUNICATIONS NETWORK, INC., a corporation ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                   WITNESSETH

WHEREAS, Debtor has submitted the highest accepted bid for license number PBB063C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

      WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

      WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

      WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

      WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

      NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

      1. Pledge and Assignment of Collateral for Obligations Under Note. Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

      2. Interest of Commission. It is understood and acknowledged by Debtor that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party. Nothing set forth herein shall preclude the Debtor from granting to other parties a subordinated security interest limited to a subordinated interest in the proceeds arising from an authorized assignment or transfer of the License to a third party (hereinafter a "Subordinated Security Interest"), provided however that any such Subordinated Security Interest shall be subordinated to and in no way inconsistent with the Commission's first security interest in the Collateral, including but not limited to the proceeds of any disposition of the License, and further provided that said Subordinated Security Interest shall not survive if the License is rescinded, cancelled, or revoked by regulatory action of the Commission for violation of the terms and conditions of the License, including but not limited to regulatory action upon a default under this Agreement pursuant to 47 C.F.R. ss. 1.2110. The Debtor shall provide to the Commission upon request the name and address of any party with a Subordinated Security Interest in the proceeds of any disposition of the License, and a copy of any documents setting forth such a Subordinated Security Interest.

      3. Compliance with Commission Orders and Regulations. Nothing in this Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

      4. Representations and Warranties of Debtor. Debtor represents and warrants to the Commission as follows:

            (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

            (b) It is a duly organized corporation, existing in good standing under the laws of Delaware and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 10 Plog Road, Fairfield, NJ 07004.

            (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

            (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral that would give any other person any right or interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, and that no person has an a secured interest that is or will be in any way inconsistent with the rights of the Commission herein as the first secured party or the terms of this Agreement.

            (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

            (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

      (g) Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein that would give said any other person a right or any interest in the Collateral, or any portion thereof, except that Debtor may permit a third party to file a Subordinated Security Interest, as defined herein, so long as said Subordinated Security Interest, is not in any way inconsistent with the terms of this Agreement and the rights of the Commission herein as the first secured party. Debtor will promptly notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein that would give any other person a right or any interest in the Collateral not subordinated to the rights of the Commission herein as the first secured party, or that is in any way inconsistent with the terms of this Agreement.

5. Covenants of Debtor. Debtor hereby covenants and agrees as follows:

      (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

      (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

      (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would give any other person a right or any interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, provided that such Subordinated Security Agreement is not inconsistent with the terms of this Agreement and interest of the Commission as the first secured party.

      (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

      (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

      6. Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

      7. Event of Default. Debtor shall be in default under this Agreement if an Event of Default (as defined in the Note) has occurred.

      8. Remedies. If an Event of Default shall occur, the Commission shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

            (a) the License shall be automatically canceled pursuant to 47 C.F.R. ss. 1.2110;

            (b) all Obligations secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

            (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

            (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

            (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

            (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

            (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

            (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

            (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

            (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

      9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. No Waiver; Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      11. Compliance With Other Applicable Orders and Regulations. Debtor recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

      13. Successors, Assigns, Designated Agents. Subject to the provisions of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

      14. Singular and Plural. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

      15. Financing Statements. To the extent permitted by applicable law, Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

      16. Indemnification. Debtor hereby agrees to defend, indemnify and hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

      17. Notices. All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given, made or served on the earliest of (I) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:     Mr. Les Winder
                  Personal Communications Network, Inc.
                  c/o Electronics Communications Corporation
                  10 Plog Road
                  Fairfield, NJ  07004

As to the Commission:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


      DEBTOR:                PERSONAL COMMUNICATIONS NETWORK, INC.

        Date: 12/12/96       By: /s/ Les Winder
                                 ----------------------------------

                             Its: Executive Vice President
                                 ----------------------------------

      FEDERAL COMMUNICATIONS COMMISSION

        Date:                By:
              ----------         ----------------------------------

                             Its: Associate Managing Director for Operations (or
                                  Designee)

                               SECURITY AGREEMENT
    (Broadband Personal Communications Service, C Block: Auction Event No. 5)

License No. PBB127C

This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between PERSONAL COMMUNICATIONS NETWORK, INC., a corporation ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                   WITNESSETH

WHEREAS, Debtor has submitted the highest accepted bid for license number PBB127C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

      WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

      WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

      WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

      WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

      NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

      1. Pledge and Assignment of Collateral for Obligations Under Note. Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

      2. Interest of Commission. It is understood and acknowledged by Debtor that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party. Nothing set forth herein shall preclude the Debtor from granting to other parties a subordinated security interest limited to a subordinated interest in the proceeds arising from an authorized assignment or transfer of the License to a third party (hereinafter a "Subordinated Security Interest"), provided however that any such Subordinated Security Interest shall be subordinated to and in no way inconsistent with the Commission's first security interest in the Collateral, including but not limited to the proceeds of any disposition of the License, and further provided that said Subordinated Security Interest shall not survive if the License is rescinded, cancelled, or revoked by regulatory action of the Commission for violation of the terms and conditions of the License, including but not limited to regulatory action upon a default under this Agreement pursuant to 47 C.F.R. ss. 1.2110. The Debtor shall provide to the Commission upon request the name and address of any party with a Subordinated Security Interest in the proceeds of any disposition of the License, and a copy of any documents setting forth such a Subordinated Security Interest.

      3. Compliance with Commission Orders and Regulations. Nothing in this Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

      4. Representations and Warranties of Debtor. Debtor represents and warrants to the Commission as follows:

            (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

            (b) It is a duly organized corporation, existing in good standing under the laws of Delaware and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 10 Plog Road, Fairfield, NJ 07004.

            (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

            (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral that would give any other person any right or interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, and that no person has an a secured interest that is or will be in any way inconsistent with the rights of the Commission herein as the first secured party or the terms of this Agreement.

            (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

            (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

      (g) Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein that would give said any other person a right or any interest in the Collateral, or any portion thereof, except that Debtor may permit a third party to file a Subordinated Security Interest, as defined herein, so long as said Subordinated Security Interest, is not in any way inconsistent with the terms of this Agreement and the rights of the Commission herein as the first secured party. Debtor will promptly notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein that would give any other person a right or any interest in the Collateral not subordinated to the rights of the Commission herein as the first secured party, or that is in any way inconsistent with the terms of this Agreement.

5. Covenants of Debtor. Debtor hereby covenants and agrees as follows:

      (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

      (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

      (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would give any other person a right or any interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, provided that such Subordinated Security Agreement is not inconsistent with the terms of this Agreement and interest of the Commission as the first secured party.

      (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

      (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

      6. Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

      7. Event of Default. Debtor shall be in default under this Agreement if an Event of Default (as defined in the Note) has occurred.

      8. Remedies. If an Event of Default shall occur, the Commission shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

            (a) the License shall be automatically canceled pursuant to 47 C.F.R. ss. 1.2110;

            (b) all Obligations secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

            (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

            (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

            (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

            (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

            (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

            (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

            (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

            (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

      9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. No Waiver; Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      11. Compliance With Other Applicable Orders and Regulations. Debtor recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

      13. Successors, Assigns, Designated Agents. Subject to the provisions of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

      14. Singular and Plural. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

      15. Financing Statements. To the extent permitted by applicable law, Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

      16. Indemnification. Debtor hereby agrees to defend, indemnify and hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

      17. Notices. All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given, made or served on the earliest of (I) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:     Mr. Les Winder
                  Personal Communications Network, Inc.
                  c/o Electronics Communications Corporation
                  10 Plog Road
                  Fairfield, NJ  07004

As to the Commission:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


      DEBTOR:                PERSONAL COMMUNICATIONS NETWORK, INC.

        Date: 12/12/96       By: /s/ Les Winder
                                 ----------------------------------

                             Its: Executive Vice President
                                 ----------------------------------

      FEDERAL COMMUNICATIONS COMMISSION

        Date:                By:
              ----------         ----------------------------------

                             Its: Associate Managing Director for Operations (or
                                  Designee)

                               SECURITY AGREEMENT
    (Broadband Personal Communications Service, C Block: Auction Event No. 5)

License No. PBB251C

This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between PERSONAL COMMUNICATIONS NETWORK, INC., a corporation ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                   WITNESSETH

WHEREAS, Debtor has submitted the highest accepted bid for license number PBB251C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

      WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

      WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

      WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

      WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

      NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

      1. Pledge and Assignment of Collateral for Obligations Under Note. Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

      2. Interest of Commission. It is understood and acknowledged by Debtor that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party. Nothing set forth herein shall preclude the Debtor from granting to other parties a subordinated security interest limited to a subordinated interest in the proceeds arising from an authorized assignment or transfer of the License to a third party (hereinafter a "Subordinated Security Interest"), provided however that any such Subordinated Security Interest shall be subordinated to and in no way inconsistent with the Commission's first security interest in the Collateral, including but not limited to the proceeds of any disposition of the License, and further provided that said Subordinated Security Interest shall not survive if the License is rescinded, cancelled, or revoked by regulatory action of the Commission for violation of the terms and conditions of the License, including but not limited to regulatory action upon a default under this Agreement pursuant to 47 C.F.R. ss. 1.2110. The Debtor shall provide to the Commission upon request the name and address of any party with a Subordinated Security Interest in the proceeds of any disposition of the License, and a copy of any documents setting forth such a Subordinated Security Interest.

      3. Compliance with Commission Orders and Regulations. Nothing in this Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

      4. Representations and Warranties of Debtor. Debtor represents and warrants to the Commission as follows:

            (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

            (b) It is a duly organized corporation, existing in good standing under the laws of Delaware and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 10 Plog Road, Fairfield, NJ 07004.

            (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

            (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral that would give any other person any right or interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, and that no person has an a secured interest that is or will be in any way inconsistent with the rights of the Commission herein as the first secured party or the terms of this Agreement.

            (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

            (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

            (g) Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein that would give said any other person a right or any interest in the Collateral, or any portion thereof, except that Debtor may permit a third party to file a Subordinated Security Interest, as defined herein, so long as said Subordinated Security Interest, is not in any way inconsistent with the terms of this Agreement and the rights of the Commission herein as the first secured party. Debtor will promptly notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein that would give any other person a right or any interest in the Collateral not subordinated to the rights of the Commission herein as the first secured party, or that is in any way inconsistent with the terms of this Agreement.

      5. Covenants of Debtor. Debtor hereby covenants and agrees as follows:

            (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

            (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

            (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would give any other person a right or any interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, provided that such Subordinated Security Agreement is not inconsistent with the terms of this Agreement and interest of the Commission as the first secured party.

            (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

            (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

      6. Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

      7. Event of Default. Debtor shall be in default under this Agreement if an Event of Default (as defined in the Note) has occurred.

      8. Remedies. If an Event of Default shall occur, the Commission shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

            (a) the License shall be automatically canceled pursuant to 47 C.F.R. ss. 1.2110;

            (b) all Obligations secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

            (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

            (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

            (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

            (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

            (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

            (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

            (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

            (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

      9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. No Waiver: Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      11. Compliance With Other Applicable Orders and Regulations. Debtor recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

      13. Successors, Assigns, Designated Agents. Subject to the provisions of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

      14. Singular and Plural. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

      15. Financing Statements. To the extent permitted by applicable law, Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

      16. Indemnification. Debtor hereby agrees to defend, indemnify and hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

      17. Notices. All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given, made or served on the earliest of (I) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:
                         Mr. Les Winder
                         Personal Communications Network, Inc.
                         c/o Electronics Communications Corp.
                         10 Plog Road
                         Fairfield, NJ  07004

As to the Commission:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

           DEBTOR:                         PERSONAL COMMUNICATIONS NETWORK, INC.


                  Date: 12/12/96           By: /s/ Les Winder
                        --------               -------------------------------


                                           Its: Executive Vice President
                                                ------------------------------
           FEDERAL COMMUNICATIONS COMMISSION


                  Date:                     By:
                        --------                 -------------------------------


                                            Its: Associate Managing Director for
                                                   Operations (or Designee)

                               SECURITY AGREEMENT
    (Broadband Personal Communications Service, C Block: Auction Event No. 5)

License No. PBB388C

This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between PERSONAL COMMUNICATIONS NETWORK, INC., a corporation ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                   WITNESSETH

WHEREAS, Debtor has submitted the highest accepted bid for license number PBB388C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

      WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

      WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

      WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

      WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

      NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

      1. Pledge and Assignment of Collateral for Obligations Under Note. Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

      2. Interest of Commission. It is understood and acknowledged by Debtor that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party. Nothing set forth herein shall preclude the Debtor from granting to other parties a subordinated security interest limited to a subordinated interest in the proceeds arising from an authorized assignment or transfer of the License to a third party (hereinafter a "Subordinated Security Interest"), provided however that any such Subordinated Security Interest shall be subordinated to and in no way inconsistent with the Commission's first security interest in the Collateral, including but not limited to the proceeds of any disposition of the License, and further provided that said Subordinated Security Interest shall not survive if the License is rescinded, cancelled, or revoked by regulatory action of the Commission for violation of the terms and conditions of the License, including but not limited to regulatory action upon a default under this Agreement pursuant to 47 C.F.R. ss. 1.2110. The Debtor shall provide to the Commission upon request the name and address of any party with a Subordinated Security Interest in the proceeds of any disposition of the License, and a copy of any documents setting forth such a Subordinated Security Interest.

      3. Compliance with Commission Orders and Regulations. Nothing in this Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

      4. Representations and Warranties of Debtor. Debtor represents and warrants to the Commission as follows:

            (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

            (b) It is a duly organized corporation, existing in good standing under the laws of Delaware and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 10 Plog Road, Fairfield, NJ 07004.

            (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

            (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral that would give any other person any right or interest in the Collateral, or any portion thereof except for a Subordinated Security Interest, as defined herein, and that no person has an a secured interest that is or will be in any way inconsistent with the rights of the Commission herein as the first secured party or the terms of this Agreement.

            (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

            (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

            (g) Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein that would give said any other person a right or any interest in the Collateral, or any portion thereof, except that Debtor may permit a third party to file a Subordinated Security Interest, as defined herein, so long as said Subordinated Security Interest, is not in any way inconsistent with the terms of this Agreement and the rights of the Commission herein as the first secured party. Debtor will promptly notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein that would give any other person a right or any interest in the Collateral not subordinated to the rights of the Commission herein as the first secured party, or that is in any way inconsistent with the terms of this Agreement.

      5. Covenants of Debtor. Debtor hereby covenants and agrees as follows:

            (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

            (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

            (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would give any other person a right or any interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, provided that such Subordinated Security Agreement is not inconsistent with the terms of this Agreement and interest of the Commission as the first secured party.

            (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

            (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

      6. Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

      7. Event of Default. Debtor shall be in default under this Agreement if an Event of Default (as defined in the Note) has occurred.

      8. Remedies. If an Event of Default shall occur, the Commission shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

            (a) the License shall be automatically canceled pursuant to 47 C.F.R. ss. 1.2110;

            (b) all Obligations secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

            (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

            (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

            (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

            (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

            (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

            (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

            (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

            (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

      9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. No Waiver: Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      11. Compliance With Other Applicable Orders and Regulations. Debtor recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

      13. Successors, Assigns, Designated Agents. Subject to the provisions of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

      14. Singular and Plural. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

      15. Financing Statements. To the extent permitted by applicable law, Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

      16. Indemnification. Debtor hereby agrees to defend, indemnify and hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

      17. Notices. All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given, made or served on the earliest of (I) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:
                        Mr. Les Winder
                        Personal Communications Network, Inc.
                        c/o Electronics Communications Corp.
                        10 Plog Road
                        Fairfield, NJ  07004

As to the Commission:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

         DEBTOR:                           PERSONAL COMMUNICATIONS NETWORK, INC.


                  Date: 12/12/96           By:    /s/ Les Winder
                        ---------               --------------------------------


                                           Its:   Executive Vice President
                                                --------------------------------

         FEDERAL COMMUNICATIONS COMMISSION

                  Date:                     By:
                        ---------               --------------------------------

                                            Its: Associate Managing Director for
                                                 Operations (or Designee)

                               SECURITY AGREEMENT
    (Broadband Personal Communications Service, C Block: Auction Event No. 5)

License No. PBB465C

This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between PERSONAL COMMUNICATIONS NETWORK, INC., a corporation ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                   WITNESSETH

WHEREAS, Debtor has submitted the highest accepted bid for license number PBB465C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

      WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

      WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

      WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

      WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

      NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

      1. Pledge and Assignment of Collateral for Obligations Under Note. Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

      2. Interest of Commission. It is understood and acknowledged by Debtor that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party. Nothing set forth herein shall preclude the Debtor from granting to other parties a subordinated security interest limited to a subordinated interest in the proceeds arising from an authorized assignment or transfer of the License to a third party (hereinafter a "Subordinated Security Interest"), provided however that any such Subordinated Security Interest shall be subordinated to and in no way inconsistent with the Commission's first security interest in the Collateral, including but not limited to the proceeds of any disposition of the License, and further provided that said Subordinated Security Interest shall not survive if the License is rescinded, cancelled, or revoked by regulatory action of the Commission for violation of the terms and conditions of the License, including but not limited to regulatory action upon a default under this Agreement pursuant to 47 C.F.R. ss. 1.2110. The Debtor shall provide to the Commission upon request the name and address of any party with a Subordinated Security Interest in the proceeds of any disposition of the License, and a copy of any documents setting forth such a Subordinated Security Interest.

      3. Compliance with Commission Orders and Regulations. Nothing in this Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

      4. Representations and Warranties of Debtor. Debtor represents and warrants to the Commission as follows:

            (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

            (b) It is a duly organized corporation, existing in good standing under the laws of Delaware and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 10 Plog Road, Fairfield, NJ 07004.

            (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

            (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral that would give any other person any right or interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, and that no person has an a secured interest that is or will be in any way inconsistent with the rights of the Commission herein as the first secured party or the terms of this Agreement.

            (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

            (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

            (g) Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein that would give said any other person a right or any interest in the Collateral, or any portion thereof, except that Debtor may permit a third party to file a Subordinated Security Interest, as defined herein, so long as said Subordinated Security Interest, is not in any way inconsistent with the terms of this Agreement and the rights of the Commission herein as the first secured party. Debtor will promptly notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein that would give any other person a right or any interest in the Collateral not subordinated to the rights of the Commission herein as the first secured party, or that is in any way inconsistent with the terms of this Agreement.

      5. Covenants of Debtor. Debtor hereby covenants and agrees as follows:

            (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

            (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

            (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would give any other person a right or any interest in the Collateral, or any portion thereof, except for a Subordinated Security Interest, as defined herein, provided that such Subordinated Security Agreement is not inconsistent with the terms of this Agreement and interest of the Commission as the first secured party.

            (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

            (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

      6. Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

      7. Event of Default. Debtor shall be in default under this Agreement if an Event of Default (as defined in the Note) has occurred.

      8. Remedies. If an Event of Default shall occur, the Commission shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

            (a) the License shall be automatically canceled pursuant to 47 C.F.R. ss. 1.2110;

            (b) all Obligations secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

            (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

            (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

            (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

            (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

            (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

            (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

            (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

            (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

      9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. No Waiver; Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      11. Compliance With Other Applicable Orders and Regulations. Debtor recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

      13. Successors, Assigns, Designated Agents. Subject to the provisions of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

      14. Singular and Plural. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

      15. Financing Statements. To the extent permitted by applicable law, Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

      16. Indemnification. Debtor hereby agrees to defend, indemnify and hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

      17. Notices. All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given, made or served on the earliest of (I) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:           Mr. Les Winder
                        Personal Communications Network, Inc.
                        c/o Electronics Communications Corp.
                        10 Plog Road
                        Fairfield, NJ  07004

As to the Commission:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

         DEBTOR:                           PERSONAL COMMUNICATIONS NETWORK, INC.


                  Date: 12/12/96           By:      /s/ [ILLEGIBLE]
                        ---------              --------------------------------


                                           Its:     Executive Vice President
                                               --------------------------------
         FEDERAL COMMUNICATIONS COMMISSION


                  Date:                     By:
                        ---------               --------------------------------

                                            Its: Associate Managing Director for
                                                 Operations (or Designee)


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